Exhibit 10.18

This REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of [•], 2021, is made by and among Claire’s Inc., a Delaware corporation (together with any predecessor entities, the “Company”) and the parties, acting severally and not jointly, listed on Appendix A hereto (each a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, the Company has effected the initial public offering (the “IPO”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and the transactions contemplated by the Company’s Registration Statement on Form S-1 (File No. 333-259887);

WHEREAS, following the IPO, each Holder, together with its affiliates (which may include other Holders), is expected to beneficially own over 2.5% of the outstanding shares of Common Stock upon completion of the IPO; and

WHEREAS, the Holders have requested, and the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

EFFECTIVENESS

1.1 Effectiveness. This Agreement shall become effective upon the Closing.

ARTICLE II

DEFINITIONS

2.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Board of Directors: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading when the Company has a bona fide business purpose for preserving such information as confidential; (ii) would reasonably be expected to adversely affect or interfere with any material financing or other material transaction under consideration by the Company; and (iii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement when the Company has a bona fide business purpose for preserving such information as confidential.

“Affiliate” means, with respect to any specified Person, any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For purposes hereof, the Company and its subsidiaries will not be deemed to be an Affiliate of the Holders or any of their respective Affiliates. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Board of Directors” means the board of directors of the Company.

“Bought Deal” means an agreement between an Elliott Holder or Elliott Holders or a Monarch Holder or Monarch Holders, as applicable, on the one hand, and one or more counterparties, on the other hand, pursuant to which such counterparties agree to purchase Registrable Securities, whether or not for resale. A Bought Deal shall include, but not be limited to, a block trade, provided that such block trade is a one-day or overnight transaction and not a marketed offering of Registrable Securities.

“Business Day” means any calendar day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close.

“Closing” means the closing of the IPO.

“Common Stock” shall have the meaning set forth in the recitals.

“Demand Notice” shall have the meaning set forth in Section 3.1(c).

“Demand Registration” shall have the meaning set forth in Section 3.1(a)(i).

“Demand Registration Request” shall have the meaning set forth in Section 3.1(a)(i).

“Elliott Holder” means any Holder listed on Appendix C hereto and any Permitted Transferee of such Holder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“Holders” shall have the meaning set forth in the Recitals hereof.

“IPO” shall have the meaning set forth in the Recitals.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Loss” shall have the meaning set forth in Section 3.9(a).

“Monarch Holder” means any Holder listed on Appendix D hereto and any Permitted Transferee of such Holder.

“Permitted Transferee” means in the case of any Holder, (i) any Affiliate of such Holder, including any affiliated private equity funds, co-invest and side-by-side entities and other affiliated investment vehicles (other than any portfolio operating company) or any successor of such Holder or of any of the foregoing; provided, that such Affiliate or successor shall agree in writing to be bound by the terms of this Agreement by executing and delivering an assignment and joinder agreement to the Company in a form reasonably satisfactory to the Company or (ii) any other Holder.

“Person” means and includes an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization, a government or any department or agency thereof, or any entity similar to any of the foregoing.

“Piggyback Notice” shall have the meaning set forth in Section 3.3(a).

“Piggyback Registration” shall have the meaning set forth in Section 3.3(a).

“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Registrable Securities” means shall mean any Common Stock currently owned or hereafter acquired by a party hereto. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (y) such securities shall have been transferred pursuant to Rule 144, or (z) such securities shall have ceased to be outstanding.

“Registration” means registration under the Securities Act of the offer and sale of shares of Common Stock under a Registration Statement. The terms “register,” “registered” and “registering” shall have correlative meanings.

“Registration Expenses” shall have the meaning set forth in Section 3.8.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor forms thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners, advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules or regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Stockholder Information” shall have the meaning set forth in Section 3.9(a).

“Shelf Registration” means any Registration pursuant to Rule 415 under the Securities Act.

“Shelf Registration Request” shall have the meaning set forth in Section 3.1(a)(ii).

“Shelf Registration Statement” means a Registration Statement filed with the SEC pursuant to Rule 415 under the Securities Act.

“Shelf Takedown Request” shall have the meaning set forth in Section 3.2(a).

“Suspension” shall have the meaning set forth in Section 3.1(f).

“Trading Day” means a day on which the principal U.S. securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if the Common Stock is not listed or admitted to trading on such an exchange, Trading Day shall mean a Business Day.

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

“Underwritten Offering” means an underwritten offering, including any bought deal or block sale to a financial institution conducted as an Underwritten Offering.

“Underwritten Shelf Takedown” means an Underwritten Offering pursuant to an effective Shelf Registration Statement.

“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.

2.2 Other Interpretive Provisions.

(i) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(ii) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and Section references are to this Agreement unless otherwise specified.

(iii) The term “including” is not limiting and means “including without limitation.”

(iv) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(v) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE III

REGISTRATION RIGHTS

3.1 Demand Registration.

(a) Request for Demand Registration.

(i) Subject to Section 3.4, any Holder listed on Appendix B hereto that, together with its Affiliates, holds Registrable Securities that represent in the aggregate at least 5.0% of the issued and outstanding number of shares of Common Stock (a “Demand Holder”), shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by the Demand Holders (a “Demand Registration”). Subject to Section 3.1(b), each Demand Holder shall be entitled to request an unlimited number of Demand Registrations so long as it is a Demand Holder.

(ii) Each Demand Registration Request shall specify (w) the aggregate amount of Registrable Securities proposed to be registered, (x) the intended method or methods of disposition thereof and (y) whether the Demand Registration Request is for an Underwritten Offering or a Shelf Registration (a “Shelf Registration Request”). Within five Business Days of receipt by the Company of any Demand Registration Request, the Company shall give written notice of the Demand Registration Request to each other Piggyback Holder (as defined below) and, subject to the terms of Section 3.1(b) and any applicable restrictions set forth in Section 3.4, shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests from such other Holders for inclusion therein within ten Business Days of the date of the Company’s notice.

(iii) If a Demand Registration Request is for a Shelf Registration, and the Company is eligible to file a Registration Statement on Form S-3, the Company shall promptly (and in any event within 30 days following delivery of the Demand Registration Request) file with the SEC a Shelf Registration Statement on Form S-3 pursuant to Rule 415 under the Securities Act relating to the offer and sale of Registrable Securities from time to time in accordance with the intended methods of distribution, subject to all applicable provisions of this Agreement.

(iv) If the Demand Registration Request is for a Shelf Registration and the Company is not eligible to file a Registration Statement on Form S-3, the Company shall promptly (and in any event within 30 days following delivery of the Demand Registration Request) file with the SEC a Shelf Registration Statement on Form S-1 or any other form that the Company is then permitted to use pursuant to Rule 415 under the Securities Act (or such other Registration Statement as the Board of Directors may determine to be appropriate) relating to the offer and sale of Registrable Securities from time to time in accordance with the intended methods of distribution.

(v) If on the date of the Shelf Registration Request the Company is a WKSI, then any Shelf Registration Statement may include an unspecified amount of Registrable Securities to be sold by unspecified beneficial holders; if on the date of the Shelf Registration Request the Company is not a WKSI, then the Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered.

(b) Limitation on Registrations. The Company shall not be obligated to take any action to effect any Demand Registration if (i) a Demand Registration or Piggyback Registration was declared effective or an Underwritten Offering was consummated by either the Company or any Holder within the preceding 90 days, provided that if neither a Demand Holder nor any of its Affiliates participated in such Demand Registration or Piggyback Registration, this clause (i) shall not apply to a Demand Registration by any such non-participating Demand Holder; (ii) the Company has filed another Registration Statement (other than on Form S-4 or Form S-8 or any successor thereto) that has not yet become effective; (iii) the value of the Registrable Securities proposed to be sold is not reasonably expected (in the good faith judgment of the Board of Directors) to yield net proceeds of at least $25 million, in the case of a Shelf Registration on Form S-3, or in the case of an Underwritten Offering, of at least $50 million; provided, that, for the purposes of clauses (i) and (ii), any Registration Statement withdrawn pursuant to Section 3.1(c) shall not affect the Company’s obligation to effect any Demand Registration.

(c) Demand Withdrawal. Holders may withdraw all or any portion of the Registrable Securities from any registration requested pursuant to Section 3.1(a) at any time prior to the effectiveness of the applicable Registration Statement by delivering written notice to the Company. Upon receipt of a notice or notices withdrawing (i) all of the Registrable Securities included in that Registration Statement or (ii) a number of such Registrable Securities so as to cause the expected net proceeds to fall below the applicable threshold set forth in Section 3.1(b), the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement.

(d) Effectiveness.

(i) The Company shall use reasonable best efforts to cause any Registration Statement filed by it pursuant to this Agreement to become effective as promptly as practicable, subject to all applicable provisions of this Agreement.

(ii) The Company shall use reasonable best efforts to keep any Shelf Registration Statement filed on Form S-3 continuously effective under the Securities Act to permit the Prospectus forming a part of it to be usable by the participating Holders until the earlier of: (A) the date as of which all Registrable Securities have been sold pursuant to that Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (B) the third anniversary of the effectiveness of the Registration Statement.

(iii) If the Registration Statement filed is a Shelf Registration Statement on any form other than Form S-3 and such Registration Statement was not filed in connection with an Underwritten Offering, the Company shall use reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until such time as the Company is eligible to file a Shelf Registration Statement filed on Form S-3 covering the Registrable Securities thereon or such shorter period during which all Registrable Securities included in the Registration Statement have actually been sold.

(iv) If the Registration Statement filed is a Shelf Registration Statement on any form other than Form S-3 and such Registration Statement was filed in connection with an Underwritten Offering, the Company shall use reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act, for a period of at least 180 days after the effective date thereof or such other period as the underwriters for any Underwritten Offering may determine to be appropriate, or such shorter period during which all Registrable Securities included in the Registration Statement have actually been sold; provided that such period shall be extended for a period of time equal to the period the participating Holders may be required to refrain from selling any securities included in the Registration Statement at either the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement.

(e) Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the participating Holders, with a certificate signed by the Chief Executive Officer or equivalent Officer, delay the filing or initial effectiveness of, or suspend use of, the Registration Statement (a “Suspension”); provided, however, that the Company may not exercise a Suspension (i) for a period exceeding 60 days on any one occasion, (ii) for an aggregate of more than 90 days in any 12-month period or (iii) more than three occasions in any 12-month period. In the case of a Suspension, the participating Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the participating Holders in writing upon the termination of any Suspension. The Company shall as promptly as practicable, if necessary, amend or supplement the Prospectus so it does not contain any untrue statement or omission and furnish to the participating Holders such numbers of copies of the Prospectus as so amended or supplemented as the participating Holders may reasonably request. The Company shall as promptly as practicable, if necessary, supplement or amend the Registration Statement, if required by the registration form used by the Company for the Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the participating Holders.

(f) Priority of Securities in Underwritten Offerings. If the managing underwriter or underwriters of any proposed Underwritten Offering advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed offering exceeds the number that can be sold in that offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included shall be reduced on a pro rata basis (based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration) to the number of other securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, and the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated to the Holders (with such shares to be reduced on a pro rata basis (based on the respective number of Registrable Securities that each Holder has requested be included in such Registration)), (ii) second, only if all the securities referred to in clause (i) have been included, the securities that the Company proposes to sell (if any), and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

(g) Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering hereunder unless that Person agrees to sell the Registrable Securities it desires to have covered by the applicable Registration Statement on the basis provided in any underwriting arrangements in customary form and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents that are reasonably required under the terms of the underwriting arrangements; provided that no Person shall be required to make representations and warranties other than those related to title and ownership of their shares and as to the accuracy and completeness of statements made in a Registration Statement, prospectus, offering circular, or other document in reliance upon and conformity with written information furnished to the Company or the managing underwriter by such Person.

3.2 Shelf Takedowns. At any time the Company has an effective Shelf Registration Statement with respect to Registrable Securities, each of the Demand Holders, by notice to the Company specifying the intended method or methods of disposition thereof, may make a written request (a “Shelf Takedown Request”) that the Company effect an Underwritten Shelf Takedown of all or a portion of its Registrable Securities that are registered on such Shelf Registration Statement, and as soon as practicable thereafter, the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose, subject to all applicable provisions of this Agreement.

3.3 Piggyback Registration.

(a) Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Sections 3.1 or 3.2, (ii) a Registration on Form S-4 or Form S-8 or any successor form to such forms, (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan, employee stock purchase plan, or other employee benefit plan arrangement, (iv) a Registration solely for the registration of securities issuable upon the conversion, exchange or exercise of any then outstanding security of the Company or (v) a Registration relating to a dividend reinvestment plan), then as soon as practicable (but in no event less than ten Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to each Holder that, together with its Affiliates, holds Registrable Securities that represent in the aggregate at least 2.5% of the issued and outstanding number of shares of Common Stock (the “Piggyback Holders”), and such Piggyback Notice shall offer the Piggyback Holders the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities that such Piggyback Holders may request in writing (a “Piggyback Registration”). Subject to Section (b), the Company shall include in such Registration Statement or in such Public Offering as applicable, all such Registrable Securities that are requested to be included therein within ten Business Days of the date of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay Registration or the sale of such securities, the Company shall give written notice of such determination to the participating Holders and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Holders under Section 3.1 or an Underwritten Shelf Takedown, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, as the case may be, shall also be permitted to delay registering or selling any Registrable Securities. Any Piggyback Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw prior to such Registration the securities being registered in such Piggyback Registration.

(b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the Piggyback Holders in writing that, in its or their opinion, the number of securities that the Piggyback Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated to the Piggyback Holders (with such shares to be reduced on a pro rata basis (based on the respective number of Registrable Securities that each Piggyback Holder has requested be included in such Piggyback Registration)) and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

(c) No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Section 3.1 or shall relieve the Company of its obligations under Section 3.1 (except pursuant to Section 3.1(b)(i)).

3.4 Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 3.1 or 3.3 conducted as an Underwritten Offering, to the extent required by the applicable managing underwriter, the Company and each Holder hereby agrees not to, and agrees to execute and deliver a lock-up agreement with the underwriter(s) of such Public Offering restricting its right to, (a) transfer, directly or indirectly, any equity securities of the Company, or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to such Public Offering and ending on the date specified by the underwriters (such period not to exceed 90 days), in each case, excluding transfers pursuant to any carve-outs in the applicable lock-up agreement provided that no Holder shall be subject to any such lock-up period of longer duration than that applicable to Demand Holder, or any director or officer of the Company or any of its subsidiaries that holds Registrable Securities. The terms of such lock-up agreements shall be negotiated among the Holders, the Company and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein. Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form S-4 or S-8 or any successor form to such Forms or as part of any Registration of securities for offering and sale to employees, managers, directors or consultants of the Company and its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement.

3.5 Registration Procedures.

(a) Requirements. In connection with the Company’s obligations under Section 3.1, Section 3.2 and Section 3.3, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall use its reasonable best efforts to:

(i) as promptly as practicable, prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the participating Holders, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and the participating Holders and their respective counsel, (y) make such changes in such documents concerning the participating Holders prior to the filing thereof as it, or its counsel, may reasonably request and (z) except in the case of a Registration under Section 3.3, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the participating Holders, or the underwriters, if any, shall reasonably object;

(ii) as promptly as practicable file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

(iii) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by the Holders with Registrable Securities covered by such Registration Statement or (y) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) as promptly as practicable notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) promptly notify the participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

(vi) to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(vii) prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;

(viii) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the participating Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(ix) furnish to the participating Holders and each underwriter, if any, without charge, as many conformed copies as such Holders or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(x) deliver to the participating Holders and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Holders or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by the participating Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by the participating Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);

(xi) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as the participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xii) cooperate with the participating Holders and the managing underwriter or underwriters, if any, and the transfer agent to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;

(xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv) cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xv) make such representations and warranties to the participating Holders, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(xvi) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the participating Holders or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(xvii) in the case of an Underwritten Offering, obtain for delivery to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such underwriters and their counsel;

(xviii) in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the participating Holders included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xix) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(ix) comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xxi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement;

(xxii) to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted.

(xxiii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement;

(xxiii) in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiv) take no direct or indirect action prohibited by Regulation M under the Exchange Act; and

(xxv) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

(b) Company Information Requests. The Company may require the participating Holders to furnish to the Company such information regarding the distribution of such securities and such other information relating to the Holders as the Company may from time to time reasonably request in writing to enable the Company to comply with the provisions of this Agreement and the Company may delay the applicable Registration until such time as such information is furnished by such Holders. The participating Holders agree to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c) Discontinuing Registration. Each participating Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.5(a)(iv), it will discontinue disposition of Registrable Securities pursuant to such Registration Statement until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.5(a)(iv), or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Company, each participating Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.5(a)(iv) or is advised in writing by the Company that the use of the Prospectus may be resumed.

3.6 Underwritten Offerings.

(a) Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Offering, pursuant to a Registration or sale under Section 3.1 or Section 3.2, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, the participating Holders and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.9. The participating Holders shall cooperate with the Company in the negotiation of the underwriting agreement, and such parties shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. The participating Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding itself, its title to the Registrable Securities, the intended method of distribution and any other representations as are generally prevailing in agreements of that type, and the aggregate amount of the liability of each Holder under such agreement shall not exceed the aggregate amount of proceeds received by such Holder from the sale of Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

(b) Piggyback Registrations. If the Company proposes to register or sell any of its securities under the Securities Act as contemplated by Section 3.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by the Piggyback Holders pursuant to Section 3.3, and subject to the provisions of Section 3.3(b), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by the Piggyback Holders among the securities of the Company to be distributed by such underwriters in such Registration or sale. Each participating Holder shall be party to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. The participating Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding itself, its title to the Registrable Securities, the intended method of distribution and any other representations as are generally prevailing in agreements of that type, and the aggregate amount of the liability of each Holder under such agreement shall not exceed the aggregate amount of proceeds received by such Holder from the sale of Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

(c) Selection of Underwriters. In the case of an Underwritten Offering under Section 3.1 or Section 3.2, the managing underwriter or underwriters to administer the offering shall be determined by Holders representing a majority of the Registrable Securities participating in such Underwritten Offering; provided that such underwriter or underwriters shall be reasonably acceptable to the Company.

3.7 No Inconsistent Agreements. Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement.

3.8 Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA and if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision), and of its counsel, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vi) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (vii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (ix) all applicable rating agency fees with respect to the Registrable Securities, (x) all reasonable fees and disbursements of one legal counsel up to a maximum of $100,000 per registered offering as selected by the Holder holding a majority of Registrable Securities requested to be included in such Registration, (xi) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (xii) all expenses related to the “road show” for any Underwritten Offering (including the reasonable out-of-pocket expenses of the participating Holders and underwriters, if so requested). All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

3.9 Indemnification.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder, each shareholder, member, limited or general partner of each Holder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of any of the foregoing entities’ respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading; provided, that each Holder shall not be entitled to indemnification pursuant to this Section 3.9(a) in respect of any untrue statement or omission contained in any information relating to such party furnished in writing by such party to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith, which information is limited to the name of such Holder, the number of offered shares of common stock and the address and other information with respect to such Holder included in the “Principal and Selling Stockholders” (or similarly titled) section of the Registration Statement (such information, “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such party or any indemnified party and shall survive the Transfer of such securities by such party and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holder. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.

(b) Indemnification by the Holders. Each Holder (severally and not jointly) agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is furnished by such Holder expressly for use in the Selling Stockholder Information. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9(d) and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, then no indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, and provided that any sums payable in connection with such settlement are paid in full by the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.9(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in Sections 3.9(a) and (b) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Sections 3.9(a) and (b)), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.9(d). No

Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.9(a) and (b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.9(d), in connection with any Registration Statement filed by the Company, each Holder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such contribution obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9(b) and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 3.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.9(a) and (b) hereof without regard to the provisions of this Section 3.9(d). The remedies provided for in this Section 3.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

3.10 Section 4(a)(7) and Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Section 4(a)(7) of the Securities Act or Rule 144 promulgated under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Company securities without restrictive legends, to the extent no longer applicable) as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Section 4(a)(7) of the Securities Act or Rule 144 promulgated under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

3.11 Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify the Holders as selling stockholders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

3.12 In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders or limited partners, the Company will reasonably cooperate with and assist such Holder, such equityholders or limited partners and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Company securities without restrictive legends, to the extent no longer applicable).

3.13 No Notice in Block Trades.

(a) Elliott. Notwithstanding any other provision of this Agreement, if any Elliott Holder makes a Demand Registration Request, Shelf Registration Request or a Shelf Takedown Request for purposes of engaging in a Bought Deal or block trade (including a Bought Deal effected pursuant to a Shelf Registration Statement, or in connection with the registration of the Elliott Holder’s Registrable Securities under a Shelf Registration Statement for purposes of effectuating a Bought Deal), no other Holder shall be entitled to receive any notice of or have its Registrable Securities included in such Bought Deal or block trade.

(b) Monarch. Notwithstanding any other provision of this Agreement, if any Monarch Holder makes a Demand Registration Request, Shelf Registration Request or a Shelf Takedown Request for purposes of engaging in a Bought Deal or block trade (including a Bought Deal effected pursuant to a Shelf Registration Statement, or in connection with the registration of the Monarch Holder’s Registrable Securities under a Shelf Registration Statement for purposes of effectuating a Bought Deal), no other Holder shall be entitled to receive any notice of or have its Registrable Securities included in such Bought Deal or block trade.

ARTICLE IV

MISCELLANEOUS

4.1 Authority: Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement have been duly authorized on behalf of such party. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and its subsidiaries shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.

4.2 Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) sent by e-mail or (ii) sent by overnight courier, in each case, addressed as follows:

If to the Company to:

Claire’s Inc.

2400 West Central Road

Hoffman Estates, IL 60192

(847) 765-4319

Attention: General Counsel & Secretary

with a copy (which shall not constitute notice to the Company) to:

Davis Polk & Wardwell LLP

450 Park Avenue

New York, NY 10017

Telephone: (212) 450-4000

Attention: John B. Meade

If to a Holder, to the address on file in the Company’s records.

Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the first Business Day after the date received if delivered by e-mail on a Business Day, or if not delivered on a Business Day, on the second Business Day thereafter and (ii) three Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

4.3 Termination and Effect of Termination. This Agreement shall terminate upon the date on which each of the Holders no longer holds any Registrable Securities, except for the provisions of Sections 3.8, 3.9 and 3.10, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.9 hereof shall retain such indemnification rights with respect to any matter that may be an indemnified liability thereunder.

4.4 Permitted Transferees. The rights of each Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 4.4 will be effective unless the Permitted Transferee to which the assignment is being made, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 4.4 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 4.4.

4.5 Remedies. The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

4.6 Amendments. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Holders beneficially owning a majority of the Registrable Securities, provided, that any amendment or waiver that would materially adversely impact the rights of any Holder under this agreement in a manner different from the other Holders shall require the written consent of such Holder. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.

4.7 Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

4.8 Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware and the County of New Castle for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.

4.9 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF, BASED UPON OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.9 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

4.10 Merger; Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

4.11 Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

4.12 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

Claire’s Inc.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Accessory Holdings LP

By:
Name:
Title:

Elliott Associates LP

By:
Name:
Title:

[Signature Page to Registration Rights Agreement (Elliott)]

Ensemble Investment Holdings LLC

Name:
Title:

Monarch Alternative Capital LP

Name:
Title:

[Signature Page to Registration Rights Agreement (Monarch)]

J.P. Morgan Investment Management Inc. and JPMorgan Chase Bank, N.A., as investment manager and/or trustee on behalf of the discretionary accounts and/or funds it manages listed below.

Name:
Title:

Advanced Series Trust - AST High Yield Portfolio

Advanced Series Trust - AST J.P. Morgan Global Thematic Portfolio

Advanced Series Trust - AST J.P. Morgan Strategic Opportunities Portfolio

American Airlines Inc., Master Fixed Benefit Pension Trust

Aon Collective Investment Trust - Aon Multi-Asset Credit Fund

Aon Collective Investment Trust - High Yield Plus Bond Fund

Commingled Pension Trust Fund (Core Plus Bond) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (Corporate High Yield) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (High Yield) of JPMorgan Chase Bank, N.A.

Embo-Fonds

GIM Specialist Investment Funds - GIM Multi Sector Credit Fund

GIM Trust 2 - Senior Secured Loan Fund

IBM 401(k) Plus Plan Trust

Integrity High Income Fund

JPMorgan Fund ICVC - JPM Multi-Asset Income Fund

JPMorgan Fund ICVC - JPM Unconstrained Bond Fund

JPMorgan Fund ICVC - JPM Global High Yield Bond Fund

JPMorgan Investment Funds - US Bond Fund

JPMorgan Multi Income Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Fund II ICVC – JPM Global Bond Opportunities Fund

JPMorgan Chase Retirement Plan Trust

JPMorgan Core Plus Bond Fund

JPMorgan Floating Rate Income Fund

JPMorgan Funds - Global Bond Opportunities Fund

JPMorgan Funds - Global Strategic Bond Fund

JPMorgan Funds - Income Fund

JPMorgan Funds - US High Yield Plus Bond Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan High Yield Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Investment Funds - Global High Yield Bond Fund

JPMorgan Investment Funds - Global Income Fund

JPMorgan Investment Funds - Income Opportunity Fund

JPMorgan Life Limited

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

Kyburg Institutional Fund

Louisiana State Employees Retirement System

LVIP JPMorgan High Yield Fund

Metropolitan Life Insurance Company

Migros-Pensionskasse Fonds

Multiflex SICAV - Strategic Insurance Distribution Fund

Northrop Grumman Pension Master Trust

Pension Benefit Guaranty Corporation

SEI Global Master Fund PLC - The SEI High Yield Fixed Income Fund

SEI Institutional Investments Trust - High Yield Bond Fund

SEI Institutional Managed Trust - High Yield Bond Fund

Southern Ute Indian Tribe

The Master Trust Bank of Japan, LTD.

UI-Fonds BAV RBI RENTEN

U.S. High Yield Bond Fund

US High Yield Bond Fund A Series of Kokusai Trust

US High Yield Bond Fund The Initial Series of GIM Trust

Virginia Retirement System

[Signature Page to Registration Rights Agreement (JPM)]

Goldman Sachs & Co. LLC

Name:
Title:

[Signature Page to Registration Rights Agreement (GS)]

Venor Capital Master Fund Ltd.

Name:
Title:

Venor Special Situations Fund II LP

Name:
Title:

MAP 139 Segregated Portfolio of LMA SPC

Name:
Title:

Raven Holdings II, L.P.

Name:
Title:

[Signature Page to Registration Rights Agreement (Venor)]

Trevithick LP

Name:
Title:

[Signature Page to Registration Rights Agreement (Venor)]

Diameter Master Fund LP

Name:
Title:

[Signature Page to Registration Rights Agreement (Diameter)]

Appendix A

Accessory Holdings LP

Elliott Associates LP

Ensemble Investment Holdings LLC

Monarch Alternative Capital LP

Advanced Series Trust - AST High Yield Portfolio

Advanced Series Trust - AST J.P. Morgan Global Thematic Portfolio

Advanced Series Trust - AST J.P. Morgan Strategic Opportunities Portfolio

American Airlines Inc., Master Fixed Benefit Pension Trust

Aon Collective Investment Trust - Aon Multi-Asset Credit Fund

Aon Collective Investment Trust - High Yield Plus Bond Fund

Commingled Pension Trust Fund (Core Plus Bond) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (Corporate High Yield) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (High Yield) of JPMorgan Chase Bank, N.A.

Embo-Fonds

GIM Specialist Investment Funds - GIM Multi Sector Credit Fund

GIM Trust 2 - Senior Secured Loan Fund

IBM 401(k) Plus Plan Trust

Integrity High Income Fund

JPMorgan Fund ICVC - JPM Multi-Asset Income Fund

JPMorgan Fund ICVC - JPM Unconstrained Bond Fund

JPMorgan Fund ICVC - JPM Global High Yield Bond Fund

JPMorgan Investment Funds - US Bond Fund

JPMorgan Multi Income Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Fund II ICVC – JPM Global Bond Opportunities Fund

JPMorgan Chase Retirement Plan Trust

JPMorgan Core Plus Bond Fund

JPMorgan Floating Rate Income Fund

JPMorgan Funds - Global Bond Opportunities Fund

JPMorgan Funds - Global Strategic Bond Fund

JPMorgan Funds - Income Fund

JPMorgan Funds - US High Yield Plus Bond Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan High Yield Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Investment Funds - Global High Yield Bond Fund

JPMorgan Investment Funds - Global Income Fund

JPMorgan Investment Funds - Income Opportunity Fund

JPMorgan Life Limited

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

Kyburg Institutional Fund

Louisiana State Employees Retirement System

LVIP JPMorgan High Yield Fund

Metropolitan Life Insurance Company

Migros-Pensionskasse Fonds

Multiflex SICAV - Strategic Insurance Distribution Fund

Northrop Grumman Pension Master Trust

Pension Benefit Guaranty Corporation

SEI Global Master Fund PLC - The SEI High Yield Fixed Income Fund

SEI Institutional Investments Trust - High Yield Bond Fund

SEI Institutional Managed Trust - High Yield Bond Fund

Southern Ute Indian Tribe

The Master Trust Bank of Japan, LTD.

UI-Fonds BAV RBI RENTEN

U.S. High Yield Bond Fund

US High Yield Bond Fund A Series of Kokusai Trust

US High Yield Bond Fund The Initial Series of GIM Trust

Virginia Retirement System

Goldman Sachs & Co. LLC

Venor Capital Master Fund Ltd.

Venor Special Situations Fund II LP

MAP 139 Segregated Portfolio of LMA SPC

Raven Holdings II, L.P.

Trevithick LP

Diameter Master Fund LP

Appendix B

Accessory Holdings LP

Elliott Associates LP

Ensemble Investment Holdings LLC

Monarch Alternative Capital LP

Advanced Series Trust - AST High Yield Portfolio

Advanced Series Trust - AST J.P. Morgan Global Thematic Portfolio

Advanced Series Trust - AST J.P. Morgan Strategic Opportunities Portfolio

American Airlines Inc., Master Fixed Benefit Pension Trust

Aon Collective Investment Trust - Aon Multi-Asset Credit Fund

Aon Collective Investment Trust - High Yield Plus Bond Fund

Commingled Pension Trust Fund (Core Plus Bond) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (Corporate High Yield) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.

Commingled Pension Trust Fund (High Yield) of JPMorgan Chase Bank, N.A.

Embo-Fonds

GIM Specialist Investment Funds - GIM Multi Sector Credit Fund

GIM Trust 2 - Senior Secured Loan Fund

IBM 401(k) Plus Plan Trust

Integrity High Income Fund

JPMorgan Fund ICVC - JPM Multi-Asset Income Fund

JPMorgan Fund ICVC - JPM Unconstrained Bond Fund

JPMorgan Fund ICVC - JPM Global High Yield Bond Fund

JPMorgan Investment Funds - US Bond Fund

JPMorgan Multi Income Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Fund II ICVC – JPM Global Bond Opportunities Fund

JPMorgan Chase Retirement Plan Trust

JPMorgan Core Plus Bond Fund

JPMorgan Floating Rate Income Fund

JPMorgan Funds - Global Bond Opportunities Fund

JPMorgan Funds - Global Strategic Bond Fund

JPMorgan Funds - Income Fund

JPMorgan Funds - US High Yield Plus Bond Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan High Yield Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Investment Funds - Global High Yield Bond Fund

JPMorgan Investment Funds - Global Income Fund

JPMorgan Investment Funds - Income Opportunity Fund

JPMorgan Life Limited

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

Kyburg Institutional Fund

Louisiana State Employees Retirement System

LVIP JPMorgan High Yield Fund

Metropolitan Life Insurance Company

Migros-Pensionskasse Fonds

Multiflex SICAV - Strategic Insurance Distribution Fund

Northrop Grumman Pension Master Trust

Pension Benefit Guaranty Corporation

SEI Global Master Fund PLC - The SEI High Yield Fixed Income Fund

SEI Institutional Investments Trust - High Yield Bond Fund

SEI Institutional Managed Trust - High Yield Bond Fund

Southern Ute Indian Tribe

The Master Trust Bank of Japan, LTD.

UI-Fonds BAV RBI RENTEN

U.S. High Yield Bond Fund

US High Yield Bond Fund A Series of Kokusai Trust

US High Yield Bond Fund The Initial Series of GIM Trust

Virginia Retirement System

Appendix C

Accessory Holdings LP

Elliott Associates LP

Appendix D

Ensemble Investment Holdings LLC

Monarch Alternative Capital LP